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                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                       Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 25, 1999

                         COEUR D'ALENE MINES CORPORATION
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             (Exact name of Registrant as specified in its charter)

          Idaho                        1-8641            82-0109423
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(State or other jurisdiction       (Commission        (IRS Employer
      of incorporation)            File Number)       Identification
                                                       Number)

    P.O. Box I, Coeur d'Alene, Idaho                                 83816
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(Address of principal executive offices)                           (zip code)

Registrant's telephone number, including area code: (208) 667-3511
                                                    --------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)


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Item 4. Changes in Registrant's Certifying Accountant.
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            On October 25, 1999, Coeur d'Alene Mines Corporation (the "Company")
engaged the firm of Arthur Andersen LLP to serve as the Company's independent accounting firm. As reported in its Form 8-K filed on August 3, 1999, the firm of Ernst & Young LLP ceased to serve in that capacity on July 27, 1999.

            During the years ended December 31, 1997 and 1998 and the subsequent interim period, the Company did not consult with Arthur Andersen LLP regarding either (i) the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Form 8-K) or a reportable event (as defined in
Item 304(a)(1)(v) of Form 8-K).

            The decision to engage Arthur Andersen LLP was approved by the Audit Committee of the Company's Board of Directors.


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                                   SIGNATURES
                                   ----------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  COEUR D'ALENE MINES CORPORATION
                                  (Registrant)

Date: October 27, 1999            By:   /s/ Geoffrey A. Burns
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                                        Geoffrey A. Burns
                                        Vice President and
                                          Chief Financial Officer

File: 71449


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